Arteris Announces Financial Results for the Fourth Quarter and Full Year 2021 and Estimated First Quarter and Full Year 2022 Guidance
CAMPBELL, Calif. - March 3, 2022- Arteris, Inc. (Arteris or Arteris IP), a leading provider of network-on-chip (NoC) interconnect and other intellectual property (IP) technology that manages the on-chip communications in system-on-chip (SoC) semiconductor devices, today announced financial results for the fourth quarter and year ended December 31, 2021, and provided estimated first quarter and full year 2022 guidance.

"We’re excited to see our momentum continue in the fourth quarter, with our total number of Active Customers increasing from 179 to 192 across a broad base of applications including Machine Learning, Automotive and 5G,” said K. Charles Janac, President and CEO of Arteris IP. “As we look ahead we believe there are a number of tailwinds that help our business including the increase in SoC complexity making it increasingly difficult for our customers to develop system IP solutions in house, and the increasing number of IP blocks in SoC designs also increasing the value of IPD IP deployment software solutions. As a result, we are seeing a trend toward SoC system IP solutions being increasingly licensed from industry leading commercial vendors like Arteris IP."
Fourth Quarter 2021 Financial Highlights:
•Annual Contract Value (ACV) and trailing twelve months (TTM) royalties of $50.0 million, up 19% year-over-year
•Revenue of $11.4 million
•Remaining performance obligation (RPO) of $60.5 million, up 26% year-over-year
•Operating loss of $7.3 million or 64% of revenue
•Non-GAAP operating loss of $2.8 million or 24% of revenue
•Net loss of $7.8 million or $0.27 per share
•Non-GAAP net loss of $3.3 million or $0.12 per share
•Non-GAAP free cash flow of $2.9 million or 25% of revenue

Full year 2021 Financial Highlights:
•Revenue of $37.9 million, up 19% year-over-year
•Operating loss of $21.8 million or 57% of revenue
•Non-GAAP operating loss of $15.5 million or 41% of revenue
•Net loss of $23.4 million or $1.06 per share
•Non-GAAP net loss of $17.2 million or $0.78 per share
•Non-GAAP free cash flow of $(1.6) million or (4)% of revenue
Fourth Quarter 2021 Business Highlights:
•Announced pricing of our initial public offering for net proceeds of $71.1 million after deducting underwriting discounts and commissions and offering expenses, including the exercise of the underwriters’ overallotment option;
•Active Customers ended at 192 at the end of the year, representing a 28% year-over-year increase;
•We added 13 Active Customers during the fourth quarter, of which 12 are customers in machine learning/artificial intelligence and one is a customer in the automotive vertical;
•21 customer Designs Starts in the quarter taking the total to 86 for 2021, increasing 51% year-over-year, across all major verticals; and
•At the end of the year, 26 of our customers are using both semiconductor IP and IP deployment solutions, including Mobilint and Sondrel which were added during the fourth quarter.

Estimated First Quarter and Full Year 2022 Guidance:

	Q1 2022	FY 2022
(in millions, except %)
ACV + TTM royalties	$50.5 - $52.5	$51.6 - $55.6
Revenue	$10.0 - $12.0	$47.0 - $51.0
Non-GAAP operating loss (%)	41.1% - 56.1%	25.6% - 40.6%
Free cash flow (%)	(38.0)% - (23.0)%	(25.9)% - (10.9)%
The guidance provided above are forward-looking statements and reflect our expectations as of today's date. Actual results may differ materially. Refer to the "Forward-Looking Statements" below for information on the factors, among others, that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP free cash flow and non-GAAP free cash flow margin are non-GAAP financial measures. Additional information on Arteris’ historic reported results, including a reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, is included in the financial tables below. A reconciliation of non-GAAP guidance measures reported above to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to Arteris' results computed in accordance with GAAP.
Definitions of the other business metrics used in this press release including ACV, Active Customers and Customer Retention, Design Starts and RPO are included below under the heading “Other Business Metrics.”
Conference Call
Arteris will host a conference call today on March 3, 2022 to review its fourth quarter and full year 2021 financial results and to discuss its financial outlook.

Time:	4:30PM ET
United States/Canada Toll Free:	877-407-9208
International Toll:	1-201-493-6784
Conference ID:	13726720
A live webcast will also be available in the Investor Relations section of Arteris’ website at: https://ir.arteris.com/events-and-presentations
A replay of the webcast will be available in the Investor Relations section of the company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About Arteris
Arteris IP (Nasdaq: AIP) provides system-on-chip (SoC) system IP consisting of network-on-chip (NoC) interconnect IP and IP deployment technology to accelerate system-on-chip (SoC) semiconductor development and integration for a wide range of applications from AI to automobiles, mobile phones, IoT, cameras, SSD controllers, and servers for customers such as Bosch, Mobileye, Samsung, Toshiba and NXP. Arteris IP products include the Ncore® cache coherent and FlexNoC® non-coherent interconnect IP, the CodaCache® standalone last level cache, and optional Resilience Package (ISO 26262 functional safety), FlexNoC AI Package, and PIANO® automated timing closure capabilities. Our IP deployment products provide intelligent automation that accelerates the development and increases the quality of SoC hardware designs and their associated software and firmware, verification and simulation platforms, and specifications and customer documentation. Customer results obtained by using Arteris IP products include lower power, higher performance, more efficient design reuse and faster SoC development, leading to lower development and production costs. For more information, visit www.arteris.com or find us on LinkedIn at https://www.linkedin.com/company/arteris.
Investor Contacts:
Arteris
Nick Hawkins
Chief Financial Officer
IR@arteris.com
Sapphire Investor Relations
Erica Mannion and Michael Funari
+1 617 542 6180
IR@arteris.com

Forward-Looking Statements
This press release contains forward-looking statements, including but not limited to, statements regarding our future financial and operating performance, including our GAAP and non-GAAP guidance for the first quarter and full year 2022 and our market opportunity and its potential growth, as well as our position within the market. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looks statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the significant competition we face from larger companies and third-party providers; our history of net losses; whether semiconductor companies in the automotive market, AI/ML market, 5G and wireless communications market, large scale cloud and data center market and consumer electronics market incorporate our solutions into their end products; our ability to attract new customers and the extent to which our customers renew their subscriptions for our solutions; the ability of our customers’ end products achieving market acceptance or growth; our ability to sustain or grow our licensing revenue; our ability, and the cost, to successfully execute on research and development efforts; the occurrence of product errors or defects in our solutions; if we fail to offer high-quality support; the occurrence of macro-economic conditions that adversely impact us, our customers and their end product markets; the range of regulatory, operational, financial and political risks we are exposed to as a result of our dependence on international customers and operations; our ability to protect our proprietary technology and inventions through patents and other IP rights; whether we are subject to any liabilities or fines as a result of government regulation, including import, export and economic sanctions laws and regulations; the occurrence of a disruption in our networks or a security breach; risks associated with doing business in China; and the other factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the Securities and Exchange Commission (SEC) on or about the date hereof and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended December 31, 2021 are not necessarily indicative of our operating results for any future periods.

Arteris, Inc
Condensed Consolidated Statements of Loss and Comprehensive Loss
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Revenue
Licensing, support and maintenance	$10,378	$13,403	$34,731	$27,408
Variable royalties and other	1,056	1,043	3,133	4,404
Total revenue	11,434	14,446	37,864	31,812
Cost of revenue	1,113	373	3,731	1,491
Gross profit	10,321	14,073	34,133	30,321
Operating expense:
Research and development	10,240	5,178	30,812	17,020
Sales and marketing	3,755	3,404	11,726	9,749
General and administrative	3,606	2,336	13,360	7,329
Total operating expenses	17,601	10,918	55,898	34,098
(Loss) income from operations	(7,280)	3,155	(21,765)	(3,777)
Gain on extinguishment of debt	—	1,593	10	1,593
Interest and other expense, net	(82)	61	(589)	(50)
(Loss) income before provision for income taxes	(7,362)	4,809	(22,344)	(2,234)
Provision (benefit) for income taxes	428	(2,767)	1,040	1,026
Net (loss) income	(7,790)	7,576	(23,384)	(3,260)
Less: Net income attributable to participating securities	—	(1,520)	—	—
Net (loss) income attributable to common stockholders	$(7,790)	$6,056	$(23,384)	$(3,260)

Net (loss) income per share attributable to common stockholders:
Basic	$(0.27)	$0.34	$(1.06)	$(0.19)
Diluted	$(0.27)	$0.29	$(1.06)	$(0.19)

Weighted average shares used on computing per share amounts:
Basic	28,501,707	17,823,657	21,972,101	17,577,846
Diluted	28,501,707	20,546,017	21,972,101	17,577,846

Arteris, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share data)
(unaudited)

	As of
	December 31, 2021	December 31, 2020
ASSETS
Currents assets:
Cash	$85,825	$11,744
Accounts receivable, net	13,873	14,350
Prepaid expenses and other current assets	6,949	2,858
Total current assets	106,647	28,952
Property and equipment, net	2,438	2,365
Operating lease right-of-used assets	2,765	2,753
Intangibles, net	2,959	3,409
Goodwill	2,677	2,677
Other assets	2,957	2,580
TOTAL ASSETS	$120,443	$42,736
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
Current liabilities:
Account payable	$1,722	$1,116
Accrued expenses and other current liabilities	10,573	7,249
Operating lease liabilities, current	961	767
Deferred revenue, current	28,403	17,894
Vendor financing arrangements, current	833	643
Term loan	—	557
Total current liabilities	42,492	28,226
Deferred revenue, noncurrent	20,773	15,014
Operating lease liabilities, noncurrent	1,851	2,079
Vendor financing arrangements, noncurrent	266	727
Other liabilities	2,157	2,986
Total liabilities	67,539	49,032
Redeemable convertible preferred stock:
Redeemable convertible preferred stock, par value of $0.001, no shares authorized, issued, and outstanding at December 31, 2021; 4,471,316 shares authorized, issued and outstanding at December 31, 2020 (aggregate liquidation preference of zero and $5,768 at December 31, 2021 and 2020, respectively)	—	5,712
Stockholders' equity (deficit):
Preferred stock, par value of $0.001—10,000,000 and no shares authorized at December 31, 2021 and 2020, respectively; no shares issued and outstanding at December 31, 2021 and 2020	—	—
Common stock, par value of $0.001—300,000,000 and 31,525,154 shares authorized at December 31, 2021 and 2020, respectively; 31,530,682 and 18,486,989 shares issued and outstanding at December 31, 2021 and 2020, respectively	31	18
Additional paid-in-capital	91,945	3,612
Accumulated other comprehensive loss	(81)	(31)
Accumulated deficit	(38,991)	(15,607)
Total stockholders' equity (deficit)	52,904	(12,008)
TOTAL LIABILITIES REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)	$120,443	$42,736

Arteris, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Twelve Months Ended December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(23,384)	$(3,260)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,492	935
Stock-based compensation	5,510	458
Pension plan expenses	109	33
Operating non-cash lease expense	(12)	532
Gain on extinguishment of debt	(10)	(1,593)
Other	1	1
Changes in operating assets and liabilities:
Accounts receivable, net	477	(6,324)
Prepaid expenses and other assets	(4,418)	(2,608)
Accounts payable	350	414
Accrued expenses and other liabilities	2,836	3,016
Operating lease liabilities	(33)	(527)
Deferred revenue	16,268	11,086
Net cash (used in) provided by operating activities	(814)	2,163
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(808)	(654)
Payments for business acquisition	—	(4,500)
Payments of deferred consideration for business acquisition	(500)	—
Other	(51)	7
Net cash used in investing activities	(1,359)	(5,147)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon initial public offering, net of underwriting commissions and other issuance costs	71,344	—
Proceeds from issuance of common stock	5,435	—
Proceeds from PPP Loan	—	1,603
Payments of principal portion of Term loan	(550)	(600)
Principal payments under vendor financing arrangements	(574)	(441)
Proceeds from exercise of stock options	599	236
Other	—	(8)
Net cash provided by financing activities	76,254	790
NET INCREASE (DECREASE) IN CASH	74,081	(2,194)
CASH, beginning of period	11,744	13,938
CASH, end of period	$85,825	$11,744

Non-GAAP Financial Measures
To supplement our financial results, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core performance. These non-GAAP measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We define “Non-GAAP Income (Loss) from Operations” as our income (loss) from operations adjusted to exclude stock-based compensation, acquisition costs and amortization of acquired intangible assets. We define “Non-GAAP Net Loss” as our net income (loss) adjusted to exclude stock-based compensation, acquisition costs, amortization of acquired intangible assets and gain on extinguishment of debt.
We define “Non-GAAP EPS”, as our Non-GAAP Net Income (Loss) divided by our GAAP weighted-average number of shares outstanding for the period on a diluted basis. Management uses Non-GAAP EPS to evaluate the performance of our business on a comparable basis from period to period.
The above items are excluded from our Non-GAAP Income (Loss) from Operations and Non-GAAP Net Income (Loss) because these items are non-cash in nature, or are not indicative of our core operating performance, and render comparisons with prior periods and competitors less meaningful. We believe Non-GAAP Income (Loss) from Operations, Non-GAAP Net Income (Loss) provide useful supplemental information to investors and others in understanding and evaluating our results of operations, as well as provide a useful measure for period-to-period comparisons of our business performance.
We define free cash flow as net cash provided by operating activities less cash used for purchases of property and equipment. We believe that free cash flow is a useful indicator of liquidity that provides information to management and investors, even if negative, about the amount of cash used in our operations other than that used for investments in property and equipment.

Other Business Metrics
Annual Contract Value (ACV) – we define Annual Contract Value for an individual customer agreement as the total fixed fees under the agreement divided by the number of years in the agreement term. Our total ACV is the aggregate ACVs for all our customers as measured at a given point in time. Total fixed fees includes licensing, support and maintenance and other fixed fees under IP licensing or software licensing agreements but excludes variable revenue derived from licensing agreements with customers, particularly royalties. We monitor ACV to measure our success and believe the increase in the number shows our progress in expanding our customers’ adoption of our solutions.
Active Customers and Customer Retention – we define Active Customers as customers who have entered into a license agreement with us that remains in effect. The retention and expansion of our relationships with existing customers are key indicators of our revenue potential.
Design Starts – we define Design Starts as when customers commence new semiconductor designs using our interconnect IP and notify us. Design Starts is a metric management uses to assess the activity level of our customers in terms of the number of new semiconductor designs that are started using our interconnect IP in a given period. We believe that the number of Design Starts is an important indicator of the growth of our business and future royalty revenue trends.
Remaining Performance Obligations (RPO) – we define Remaining Performance Obligations as the amount of contracted future revenue that has not yet been recognized, including both deferred revenue and contracted amounts that will be invoiced and recognized as revenue in future periods.

Arteris, Inc.
Reconciliation of GAAP Measures to Non-GAAP Measures
(In thousands, except share and per share data)
(unaudited)
Non-GAAP (Loss) Income from Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands)
(Loss) income from operations	$(7,280)	$3,155	$(21,765)	$(3,777)
Add:
Stock-based compensation expense (1)	4,366	177	5,510	458
Acquisition costs (2)	—	1,429	238	1,429
Amortization of acquired intangible assets (3,4)	120	41	478	41
Non-GAAP (loss) income from operations	$(2,794)	$4,802	$(15,539)	$(1,849)
(1) Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands)
Research and development	$2,850	$105	$3,495	$263
Sales and marketing	683	26	797	92
General and administrative	833	46	1,218	103
Total stock-based compensation expense	$4,366	$177	$5,510	$458
(2) Includes advisory, legal, accounting, valuation, and other professional or consulting fees associated with the Magillem acquisition.
(3) Represents the amortization expenses of our intangible assets attributable to the Magillem acquisition.
(4) Includes amortization of acquired intangible assets as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands)
Research and development	$85	$29	$340	$29
Sales and marketing	35	12	138	12
Total amortization	$120	$41	$478	$41

Non-GAAP Net (Loss) Income and Non-GAAP EPS, Basic and Diluted

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands, excepts per share data)
Net (loss) income	$(7,790)	$6,056	$(23,384)	$(3,260)
Add:
Stock-based compensation expense (1)	4,366	177	5,510	458
Acquisition costs (2)	—	1,429	238	1,429
Amortization of acquired intangible assets (3,4)	120	41	478	41
Gain on extinguishment of debt	—	(1,593)	(10)	(1,593)
Non-GAAP net (loss) income (5)	$(3,304)	$6,110	$(17,168)	$(2,925)

Net (loss) income per share attributable to common stockholders, basic	$(0.27)	$0.34	$(1.06)	$(0.19)
Net (loss) income per share attributable to common stockholders, diluted	$(0.27)	$0.29	$(1.06)	$(0.19)
Per share impacts of adjustments to net (loss) income (6)	$0.15	$—	$0.28	$0.02
Non-GAAP EPS, basic	$(0.12)	$0.34	$(0.78)	$(0.17)
Non-GAAP EPS, diluted	$(0.12)	$0.29	$(0.78)	$(0.17)

Weighted average shares used in computing per share amounts, basic	28,501,707	17,823,657	21,972,101	17,577,846
Weighted average shares used in computing per share amounts, diluted	28,501,707	20,546,017	21,972,101	17,577,846
(1) See table in footnote (1) to the Non-GAAP (Loss) Income from Operations above for breakdown of stock-based compensation expense by line item.
(2) Includes advisory, legal, accounting, valuation, and other professional or consulting fees associated with the Magillem acquisition.
(3) Represents the amortization expenses of our intangible assets attributable to the Magillem acquisition.
(4) See table in footnote (4) to the Non-GAAP (Loss) Income from Operations above for breakdown of amortization of acquired intangible assets by line item.
(5) Our GAAP tax provision is primarily related to foreign withholding taxes and income tax in profitable foreign jurisdictions. We maintain a full valuation allowance against our deferred tax assets in the US. Accordingly, there is no significant tax impact associated with these non-GAAP adjustments.
(6) Reflects the aggregate adjustments made to reconcile Non-GAAP Net (Loss) Income to our net loss as noted in the above table, divided by the GAAP diluted weighted average number of shares of the relevant period.
Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands)
Net cash provided by (used in) operating activities	$3,192	$2,665	$(814)	$2,163
Less:
Purchase of property and equipment	(320)	(131)	(808)	(654)
Free cash flow	$2,872	$2,534	$(1,622)	$1,509
Net cash used in investing activities	$(871)	$(4,624)	$(1,359)	$(5,147)
Net cash provided by (used in) financing activities	$72,263	$(149)	$76,254	$790